UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
October 29, 2009 (September 24, 2009)
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	1-12227 (Commission File Number)	72-110616 (IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Initial 8-K”) furnished to the Securities and Exchange Commission on September 25, 2009 by The Shaw Group Inc. (the “Company”). The Company submits this Amendment for the sole purpose of incorporating into Exhibit 10.1 to the Initial 8-K certain Schedules and Exhibits which were updated in connection with the execution of the Amended and Restated Credit Agreement, dated September 24, 2009. These Schedules and Exhibits are required under Item 601 of Regulation S-K to be filed on the same day or before the filing of our Annual Report on Form 10-K, due October 30, 2009. Except for including the Schedules and Exhibits to Exhibit 10.1, this Amendment does not modify in any way the Initial 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following materials are filed as an Exhibit to this Amendment.
10.1	Schedules and Exhibits which were updated in connection with the execution of the Amended and Restated Credit Agreement, dated as of September 24, 2009, among the Company, as borrower, the Company’s subsidiaries signatories thereto, as guarantors; BNP Paribas, as administrative agent and the other agents signatory thereto (the “Credit Agreement”).[1] The Credit Agreement was filed as Exhibit 10.1 to the Initial 8-K.

[1]	Certain schedules to this Agreement have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The complete Agreement was filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)

Date: October 29, 2009	By: /s/ Brian K. Ferraioli Brian K. Ferraioli, Executive Vice President
and Chief Financial Officer

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K/A
October 29, 2009

Exhibit No.	Description

10.1	Schedules and Exhibits which were updated in connection with the execution of the Amended and Restated Credit Agreement, dated as of September 24, 2009, among the Company, as borrower, the Company’s subsidiaries signatories thereto, as guarantors; BNP Paribas, as administrative agent and the other agents signatory thereto (the “Credit Agreement”). The Credit Agreement was filed as Exhibit 10.1 to the Initial 8-K.[1]

[1]	Certain schedules to this Agreement have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The complete Agreement was filed separately with the Securities and Exchange Commission.

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